SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 2000


                          ARINCO COMPUTER SYSTEMS INC.
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               (Exact name of registrant as specified in charter)



    New Mexico                   0-13347              85-0272154
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   (State or other              (Commission              (IRS Employer
   jurisdiction of              File Number)             Identification No.)
   incorporation)




  20 Dayton Avenue, Greenwich, Connecticut                   06830
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  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      (203) 661-6942
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Item 4.  Changes in Registrant's Certifying Accountants

(a)      Previous independent accountants

         (1) (i) On July 13, Arinco Computer Systems Inc. (the "Company") dismissed Grant Thornton as the Company's independent public accountants.

             (ii) The reports of Grant Thornton on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

             (iii) The Company's Board of Directors and the audit committee of the Company's Board of Directors approved the decision to change independent accountants.

             (iv) In connection with the audits of the Company's financial statements for each of its two most recent fiscal years and through the date of this report, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in connection with its report.

             (v) During the Company's two most recent fiscal years and through the date of this report, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         (2) The Company has requested that Grant Thornton furnish it, as promptly as possible, with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company expects to file such letter by amendment to this Current Report on Form 8-K promptly after its receipt thereof.

(b)      New independent accountants

         The Company engaged KPMG Peat Marwick ("KPMG") as its new independent accountants as of July 13, 2000. During the Company's two most recent fiscal years and through the date of this report, neither the Company nor anyone else on its behalf consulted KPMG regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARINCO COMPUTER SYSTEMS INC.



Date: July 19, 2000                        By:  /s/ Frank Gallagi
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                                                    Frank Gallagi
                                                Managing Director and Chief
                                                  Financial Officer